SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  June 15, 2004

National Technical Systems, Inc.

(Exact name of registrant as specified in its charter)

California	0-16438	95-4134955
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

24007 Ventura Boulevard, Suite 200 Calabasas, California 91302
(Address of principal executive offices) (Zip Code)

(818) 591-0776
(Registrant’s telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Press release dated June 15, 2004.

Item 12.  Results of Operations and Financial Condition.

On June 15, 2004, National Technical Systems, Inc. issued a press release announcing its financial results for the quarter ended April 30, 2004.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2004	NATIONAL TECHNICAL SYSTEMS, INC.

	By:	/s/Lloyd Blonder
Lloyd Blonder
Senior Vice President / Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated June 15, 2004.